UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
April 13, 2015

Business Development Corporation of America

(Exact Name of Registrant as Specified in Charter)

Maryland	814-00821	27-2614444
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

405 Park Avenue, 14th Floor

New York, New York 10022

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (212) 415-6500

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On April 13, 2015, Business Development Corporation of America (the “Company”) entered into an amended and restated fund administration servicing agreement (the “Fund Administration Servicing Agreement”) and an amended and restated fund accounting servicing agreement (the “Fund Accounting Servicing Agreement”), each with U.S. Bancorp Fund Services, LLC (the “Administrator”), pursuant to which the Administrator provides certain fund services to the Company, such as accounting, financial reporting and compliance support services. The Company was previously a party to a fund administration servicing agreement and a fund accounting servicing agreement with the Administrator, each dated as of March 18, 2011 (the “Prior Agreements”).

Pursuant to the Fund Administration Servicing Agreement and the Fund Accounting Servicing Agreement, prior to the date Business Development Corporation of America II (“BDCA II”) meets its “minimum offering requirement” (as that term is used in BDCA II’s prospectus dated September 8, 2014 as filed with the U.S. Securities and Exchange Commission), the Company will pay the Administrator according to the fee schedules set forth in the Prior Agreements. Once BDCA II has met its minimum offering requirement, the Company will pay the Administrator a minimum annual fee of $100,000 and annual asset based fees as follows: nine basis points on the first $200,000,000 of assets; seven basis points on assets of between $200,000,000 and $500,000,000; four basis points on assets between $500,000,000 and $1,500,000,000; and 2.5 basis points on the balance of the Company’s assets. The Company also will pay an annual $3,000 fee for support provided to the Company’s chief compliance officer and reimburse the Administrator for out of pocket expenses incurred on the Company’s behalf.

The information set forth above with respect to the Fund Administration Servicing Agreement and Fund Accounting Servicing Agreement and does not purport to be complete in scope and is qualified in its entirety by the full text of the Fund Administration Servicing Agreement and Fund Accounting Servicing Agreement, which are filed as Exhibits 10.1 and 10.2 hereto and are incorporated into this Current Report on Form 8-K by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Amended and Restated Fund Administration Servicing Agreement dated as of April 13, 2014 by and between the Registrant and U.S. Bancorp Fund Services, LLC.
10.2	Amended and Restated Fund Accounting Servicing Agreement dated as of April 13, 2014 by and between the Registrant and U.S. Bancorp Fund Services, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

Date: April 17, 2015	By:	/s/ Peter M. Budko
Peter M. Budko
Chief Executive Officer, President and Chairman of the Board of Directors

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amended and Restated Fund Administration Servicing Agreement dated as of April 13, 2014 by and between the Registrant and U.S. Bancorp Fund Services, LLC.

10.2	Amended and Restated Fund Accounting Servicing Agreement dated as of April 13, 2014 by and between the Registrant and U.S. Bancorp Fund Services, LLC.